CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Craig Goos, Principal Executive Officer of UBS M2 Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/6/09                    /s/ Craig Goos
     ------------------            ---------------------------------------------
                                   Craig Goos, Principal Executive Officer


I, Robert Aufenanger, Principal Financial Officer of UBS M2 Fund, L.L.C. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    3/6/09                    /s/ Robert Aufenanger
     ------------------            ---------------------------------------------
                                   Robert Aufenanger, Principal Financial
                                   Officer